                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Current Report on Form 8-K of El Paso Energy Partners, L.P. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert G. Phillips, Chief Executive Officer of El Paso Energy Partners Company, general partner of El Paso Energy Partners, L.P., certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ ROBERT G. PHILLIPS
                                       ------------------------------------
                                       Robert G. Phillips
                                       Chief Executive Officer
                                       El Paso Energy Partners Company, general
                                       partner of El Paso Energy Partners, L.P.

                                       August 12, 2002